Baron Investment Funds Trust

Summary Prospectus
January 28, 2010

Baron Small Cap Fund

Retail Shares : BSCFX

Institutional Shares : BSFIX

BARON FUNDS

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated 1/28/10, are incorporated by reference into this summary prospectus.

Baron Small Cap Fund

Investment Goal

The investment goal of Baron Small Cap Fund (the “Fund”) is capital appreciation through investments primarily in securities of small-sized growth companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON SMALL CAP FUND
Retail Shares†	1.00%	0.25%	0.09%	1.34%
Institutional Shares*	1.00%	0.00%	0.16%	1.16%

†	Based on the fiscal year ended September 30, 2009.
*	Based on the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON SMALL CAP FUND
Retail Shares	$136	$425	$734	$1,613
Institutional Shares	$118	$368	$638	$1,409

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During

1	www.BaronFunds.com

Baron Small Cap Fund

the most recent fiscal year ended September 30, 2009, the Fund’s portfolio turnover rate was 35.83% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests 80% of its net assets in equity securities in the form of common stock of small-sized growth companies with market capitalizations of less than $2.5 billion at the time of purchase selected for their capital appreciation potential. The Fund seeks to purchase securities that BAMCO, Inc. (“BAMCO” or “the Adviser”) expects could increase in value 50% within two years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may receive less money than you originally invested. Current and future portfolio holdings in the Fund are subject to risk.

Small-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small-sized companies, but there also may be more risk. Securities of small-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small-sized companies rely more on the skills of management and on their continued tenure. Investing in small-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Special Situations.  The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change,

1-800-99BARON	2

Baron Small Cap Fund

an acquisition or a technological advancement. The risk of investing in special situations is that the anticipated development does not occur or its impact is not what the Adviser expected.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	06/30/09: 20.31%
Worst Quarter:	12/31/08: (23.85%)

Average Annual Total Returns (for periods ended 12/31/09)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2009. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not

3	www.BaronFunds.com

Baron Small Cap Fund

include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2009

	1 year	5 years	10 years	Since Inception
BARON SMALL CAP FUND
Retail Shares (Inception date: 09-30-97)
Return before taxes	35.26%	1.81%	3.81%	8.17%
Return after taxes on distributions	35.26%	1.15%	3.32%	7.75%
Return after taxes on distributions and sale of Fund shares	22.92%	1.61%	3.29%	7.29%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	35.47%	1.84%	3.83%	8.18%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)†	34.47%	0.87%	-1.37%	1.20%
Russell 2000 (reflects no deduction for fees, expenses or taxes)†	27.17%	0.51%	3.51%	3.98%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.50%	0.40%	-0.97%	3.09%

†	The Russell 2000 Growth is replacing the Russell 2000 as the primary broad-based index the Fund because the Adviser believes that the Russell 2000 Growth is more representative of the Fund’s investment strategy, as the companies in that index are growth companies. The Russell 2000 remains in the table above for comparison purposes.
*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The Russell 2000 Growth is an unmanaged index of U.S. small-cap growth companies. The Russell 2000 is an unmanaged index of U.S. small-cap companies. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

1-800-99BARON	4

Baron Small Cap Fund

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Cliff Greenberg has been the portfolio manager of the Fund since its inception on September 30, 1997. Mr. Greenberg has worked at the Adviser as an analyst since January of 1997.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10
Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com (Purchase Only); or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a six-month period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

5	www.BaronFunds.com

Baron Small Cap Fund

Tax Information

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, its Distributor, its Adviser or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

1-800-99BARON	6

JAN10